EXHIBIT 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE

Contact:
Bruce Riggins         Melissa Thompson        Jerry Daly or Carol McCune
Director of Finance   Director of Corporate   Daly Gray Public Relations (Media)
(202) 295-2276        Communications          (703) 435-6293
                      (202) 295-2228


MAY 7, 2002

MERISTAR HOTELS & RESORTS REPORTS FIRST-QUARTER RESULTS

RESULTS EXCEED ANALYSTS' ESTIMATES BY $0.03
-------------------------------------------

WASHINGTON--May 7, 2002--MeriStar Hotels & Resorts (NYSE: MMH), the nation's largest independent hotel management company, today announced results for the first quarter ended March 31, 2002.

First-quarter revenues for 2002 declined 16.6 percent to $66.5 million. Excluding non-recurring items, net loss for the quarter was $(1.6) million, or $(0.04) per share on a diluted basis, compared to net income of $0.2 million, or $0.01 per share, in the 2001 first quarter. Pro forma net income in the 2001 first quarter (excluding non-recurring items and adjusted for the elimination of goodwill amortization as a result of a new accounting rule pertaining to goodwill and intangible assets) was $0.7 million, or $0.02 per share. Recurring earnings before interest, taxes, depreciation and amortization (EBITDA) was $2.2 million, compared to $6.6 million for the 2001 first quarter. During the first quarter, the company recorded a $0.3 million non-recurring charge related to the company's proposed merger with Interstate Hotels Corporation (Nasdaq: IHCO - news). Excluding non-recurring items, the net loss per share was $0.03 ahead of the consensus analysts' estimate of $(0.07).

Same-store revenue per available room (RevPAR) for all full-service managed hotels in the 2002 first quarter decreased 17.7 percent to $66.45. Occupancy declined 9.4 percent to 62.9 percent and average daily rate (ADR) fell 9.1 percent to $105.73.

Same-store RevPAR for all limited-service leased hotels in the 2002 first quarter fell 9.7 percent to $48.28. ADR decreased 5.3 percent to $77.85, and occupancy declined 4.6 percent to 62.0 percent.

"The first quarter saw a nice rebound in group business and encouraging signs from leisure travel," said Paul W. Whetsell, chairman and chief executive officer of MeriStar. "However, we remain disappointed with the continued sluggishness in the transient business traveler segment.

"We continued to focus heavily on cost containment, which had a positive impact on operating profit margins," he noted. "We have permanently changed the way we manage hotels by eliminating a whole layer of middle management and by focusing more on cross training so that employees can handle more functions, especially during the hotel's busiest periods of the day."

He added that the company's corporate housing division, BridgeStreet Corporate Housing Worldwide, also reaped the benefits of reductions in its cost structure. "We are now realizing the benefits of reducing the number of leased apartments in the second half of 2001, as well as restructuring our operations within the corporate housing division," said Whetsell. "In the second quarter, we will shut down our Sunnyvale, Calif., operation, a market that has been hit hard by the reversals in the technology industry and is no longer profitable. Unlike hotels, which are fixed assets, BridgeStreet can rapidly expand and contract its inventory in response to shifts in the economy. We will continue to adjust our corporate housing inventory as local market conditions warrant."

The company continues to look for additional revenue sources, according to John Emery, president and chief operating officer. In the first quarter, the company announced the formation of a new subsidiary, The NetEffect Alliance, which specializes in information technology consulting and telecommunications services tailored for the unique needs of the hotel industry. "The NetEffect Alliance is already contributing to revenue growth. By offering the benefit of our existing technology programs and expertise to hotel owners and operators, we are able to deliver services and products to the industry at reduced costs," said Emery.

INTERSTATE MERGER UPDATE

On May 2, 2002, MeriStar and Interstate Hotels Corporation announced that they had signed a definitive merger agreement. Upon approval of both companies' shareholders and appropriate regulatory bodies, the merged company will manage more than 400 hotels, representing more than 30 franchise brands in North America and Europe. The new company will retain the name Interstate Hotels Corporation and will have estimated 2002 pro forma revenues of $340 million, and estimated pro forma EBITDA of $33 million to $35 million. The merger is expected to close in the 2002 third quarter.

OUTLOOK

"We are seeing steady improvements in demand and are buoyed by the recent positive economic news," Emery said. "We are working diligently to improve our transient business traveler base. However, the sluggish economy and the delays and difficulties due to heightened security measures at airports continue to dampen this sector, especially for shorter duration trips. We remain cautiously optimistic about the second half of the year as the economy continues to rebound."

For the second quarter of 2002, MeriStar expects EBITDA of $5.5 million to $6.0 million and net income per common share of $0.01 to $0.02.

KEY FINANCIAL INFORMATION

As of March 31, 2002:

         o        Total debt of $138.1 million
         o        Total debt to annual EBITDA of 7.6x
         o        Senior debt to annual EBITDA of 4.4x
         o        Annual interest coverage ratio of 1.6x
         o        Average cost of debt of 8.2 percent.

MeriStar Hotels & Resorts operates 276 hospitality properties with more than 58,000 rooms in 42 states, the District of Columbia, and Canada, including 55 properties managed by Flagstone Hospitality Management, a subsidiary of MeriStar Hotels & Resorts. BridgeStreet Corporate Housing Worldwide, a MeriStar subsidiary, is one of the world's largest corporate housing providers, offering upscale, fully furnished corporate housing throughout the United States, Canada, the United Kingdom, France and 39 additional countries through its network partners.

For more information about MeriStar Hotels & Resorts, visit the company's Web site: www.meristar.com. To listen to a webcast of the company's first-quarter conference call today, May 7 at 2 p.m. Eastern time, go to the Web site and click on Investor Relations and then First-Quarter Conference Calls.

This press release contains "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, about the Companies, including those statements regarding future operating results and the timing and composition of revenues, among others, and statements containing words such as "expects," "believes" or "will," which indicate that those statements are forward-looking. Except for historical information, the matters discussed in this press release are forward-looking statements that are subject to certain risks and uncertainties that could cause the actual results to differ materially, including the current slowdown of the national economy, economic conditions generally and the real estate market specifically, the impact of the events of September 11, 2001, legislative and regulatory changes, availability of debt and equity capital, interest rates, competition, supply and demand for lodging facilities in our current and proposed market areas, the ability of the Company and Interstate Hotels Corporation to complete their merger, the merged company's ability to manage integration and growth, and the potential de-listing of MeriStar Hotels & Resorts by the NYSE. Additional risks are discussed in the Companies' filings with the Securities and Exchange Commission, including the Companies' annual reports on Form 10-K for the year ended December 31, 2001.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of any securities in any state or province in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws. MeriStar plans to file a registration statement on Form S-4 with the SEC in connection with the merger transaction. The Form S-4 will contain a prospectus, a proxy statement, and other documents for the stockholders' meetings of MeriStar and Interstate at which time the proposed transaction will be considered. MeriStar and Interstate plan to mail the proxy statement and prospectus contained in the Form S-4 to their respective stockholders. The Form S-4, proxy statement and prospectus will contain important information about MeriStar, Interstate, the merger and related matters. Investors and stockholders should read the Form S-4, proxy statement and prospectus and the other documents filed with the SEC in connection with the merger carefully before they make any decision with respect to the merger. A copy of the merger agreement will be filed with the SEC by both MeriStar and Interstate. The Form S-4, proxy statement and prospectus, and all other documents filed with the SEC in connection with the merger transaction will be available when filed free of charge at the SEC's Web site, at www.sec.gov. In addition, the proxy statement and prospectus, and all other documents filed with the SEC in connection with the merger will be made available to investors free of charge by writing to the MeriStar and Interstate contact addresses set forth in this press release.

In addition to the Form S-4, the proxy statement, and the other documents filed with the SEC in connection with the merger, both MeriStar and Interstate are obligated to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information filed with the SEC at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Filings with the SEC also are available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at www.sec.gov.

Pursuant to Instruction 3 of Item 4 of Schedule 14A, the participants in the solicitation include MeriStar, Interstate, their respective directors, and may include certain executive officers of each. Information concerning the MeriStar directors and executive officers and their direct and indirect interests in MeriStar is contained in its annual report on Form 10-K/A filed with the SEC on April 30, 2002. Information concerning the Interstate directors and executive officers and their direct and indirect interests in Interstate is contained in its annual report on Form 10-K/A filed with the SEC on April 19, 2002. The identity of the people who, under SEC rules, may be considered participants in the solicitation of Interstate and MeriStar stockholders in connection with the proposed merger, and a description of their interests, is available on Schedule 14A filed by Interstate on May 2, 2002, and a filing under Rule 425 under the Securities Act by MeriStar on May 2, 2002. As of the date of this communication, none of the foregoing participants beneficially owned in excess of 1% of the MeriStar Common Stock, except Paul W. Whetsell, and Steven D. Jorns, each a director and/or executive officer of MeriStar, or beneficially owned in excess of 1% of Interstate Common Stock, except Thomas F. Hewitt and J. William Richardson, Karim Alibhai and Sherwood Weiser, each a director and/or executive officer of Interstate.

MeriStar Hotels & Resorts, Inc. Statements of Operations (1) (Unaudited, in thousands except per share amounts and operating statistics)

                                        Three Months Ended March 31,
                                             2002            2001
Revenue
     Rooms                                 $ 28,591       $  37,540
     Food and beverage                        1,769           3,134
     Other operating departments              1,249           1,944
     Corporate housing                       24,246          24,449
     Management and other fees               10,655          12,683
                                           ---------      ----------
Total revenue                                66,510          79,750

Operating expenses by department:
     Rooms                                    6,506           8,505
     Food and beverage                        1,318           2,340
     Other operating departments expenses       789           1,042
     Corporate housing                       18,821          17,341

Undistributed operating expenses:
     Administrative and general              17,197          19,162
     Property operating costs                 6,775           8,964
     Participating lease expense             12,643          15,945
     Depreciation and amortization            2,229           3,135
     Loss on asset impairment                     -          15,298
     Merger costs                               260           3,771
                                           ---------      ----------
Total operating expenses                     66,538          95,503
                                           ---------      ----------
Net operating loss                              (28)        (15,753)

Interest expense, net                         2,836           2,885
Equity in (income) loss of affiliates           234            (113)
                                           ---------      ----------
Loss before minority interests
    and income taxes                         (3,098)        (18,525)

Minority interests                             (135)           (663)
Income taxes                                 (1,185)         (7,145)
                                           ---------      ----------
Net loss                                   $ (1,778)      $ (10,717)
                                           =========      ==========

Weighted average number of diluted
    shares of common stock outstanding       37,189          36,401
                                           =========      ==========

Net loss per diluted common share          $  (0.05)      $   (0.29)
                                           =========      ==========

Net operating loss                         $    (28)      $ (15,753)
Equity in income (loss) of affiliates          (234)            113
Depreciation and amortization                 2,229           3,135
Loss on asset impairment                          -          15,298
Merger costs                                    260           3,771
                                           ---------      ----------

Recurring EBITDA                           $  2,227       $   6,564
                                           =========      ==========


Net loss                                   $ (1,778)      $ (10,717)
Adjustments to net loss,
 net of income taxes:
    Loss on asset impairment                      -           9,179
     Merger costs                               156           2,263
     Minority interests                          (7)           (511)
                                           ---------      ----------

Net income (loss), excluding
 non-recurring items                       $ (1,629)      $     214
                                           =========      ==========

(1) Excludes the effect of EITF 98-9.


Pro forma hotel operating statistics: Full-service managed hotels:

 Occupancy                                     62.9%           69.4%
 ADR                                       $ 105.73       $  116.31
 RevPAR                                    $  66.45       $   80.77

 Limited-service leased hotels:
 Occupancy                                     62.0%           65.0%
 ADR                                       $  77.85       $   82.23
 RevPAR                                    $  48.28       $   53.48


MERISTAR CONTACT: BRUCE RIGGINS, DIRECTOR OF FINANCE, (202) 295-2276 OR MELISSA THOMPSON, DIRECTOR OF CORPORATE COMMUNICATIONS, (202) 295-2228
MEDIA CONTACT: JERRY DALY OR CAROL MCCUNE, MEDIA DALY GRAY PUBLIC RELATIONS,
(703) 435-6293